EXHIBIT 99.1

FORM OF LETTER OF TRANSMITTAL

Gibraltar Industries, Inc.

OFFER TO EXCHANGE

Up to $210,000,000

aggregate principal amount of its 6.25%

Senior Subordinated Notes due 2021 that have been registered under the Securities Act of 1933 for any and all

of its outstanding 6.25% Senior Subordinated Notes due 2021

Pursuant to the Prospectus dated July     , 2013

The Exchange Offer will expire at 12:00 a.m., New York City time, on August     , 2013, unless extended (the “Expiration Date”). Withdrawal rights for acceptances of the Exchange Offer will expire at that time, unless the Expiration Date is extended.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon Trust Company, N.A.

By Mail or Overnight Courier:	By Facsimile:	By Hand Delivery:

c/o The Bank of New York Mellon	c/o The Bank of New York Mellon	c/o The Bank of New York Mellon
111 Sanders Creek Parkway	832.667.9408	111 Sanders Creek Parkway
East Syracuse, NY 13057	Reorganization Section	East Syracuse, NY 13057
Reorganization Section	Attn: Dacia Brown-Jones	Reorganization Section
Attn: Dacia Brown-Jones		Attn: Dacia Brown-Jones
315.414.3349		315.414.3349
Confirm by Telephone:
315.414.3349
For Information Telephone:
315.414.3349

Delivery of this Letter of Transmittal to an address, or transmission of instructions via a fax number, other than as listed above, will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

The undersigned acknowledges that he or she has received the Prospectus dated July         , 2013, (as the same may be amended or supplemented from time to time, the “Prospectus”) of Gibraltar Industries, Inc. (the “Company”) and the Guarantors (defined below, and together with the Company, the “Issuers”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Issuers’ offer (the “Exchange Offer”) to exchange up to $210,000,000 in aggregate principal amount of the Company’s newly issued 6.25% Senior Subordinated Notes due 2021 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the Company’s outstanding 6.25% Senior Subordinated Notes due 2021 (the “Original Notes”) that have not been so registered. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

The terms of the New Notes are identical in all material respects to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offer, except that the New Notes are freely transferable by the Holder (as defined below) thereof (except as provided herein or in the Prospectus), are not subject to any covenant regarding registration under the Securities Act and are not subject to any covenant regarding additional interest payment provisions. Both the Original Notes and the New Notes are guaranteed on a secured basis by Air Vent Inc., Alabama Metal Industries Corporation, Amico Holding Company, Inc., Appleton Supply Company, Inc., Construction Metals LLC, Diamond Perforated Metals, Inc., D.S.B. Holding Corp., Florence Corporation, Florence Corporation of Kansas, Gibraltar Steel Corporation of New York, GSC Flight Services Corp, Noll/Norwesco, LLC, Pacific Award Metals, Inc., Sea Safe, Inc., Seismic Energy Products, Inc., Solar Group, Inc., Southeastern Metals Manufacturing Company, Inc., and The D.S. Brown Company (the “Guarantors”). The term “Holder” as used herein means any person in whose name Original Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

The Issuers reserve the right, at any time and from time to time, to extend the Exchange Offer at their discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. The Issuers shall notify the Holders of the Original Notes of any extension by oral or written notice prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

This Letter of Transmittal is to be used (a) if certificates representing Original Notes are to be forwarded herewith, (b) if delivery of Original Notes is to be made by book-entry transfer to an account maintained by The Bank of New York Mellon Trust Company, N.A. (the “Exchange Agent”) at the Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering” and “— Book-Entry Transfers; Tender of Notes Using DTC’s Automated Tender Offer Program,” or (c) if delivery of Original Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer — Guaranteed Delivery Procedures.” This Letter of Transmittal need not be used if Holders participate in the Exchange Offer through DTC’s Automated Tender Offer Program, or ATOP. See “The Exchange Offer — Book-Entry Transfers; Tender of Notes Using DTC’s Automated Tender Offer Program.”

Any Holders of Original Notes who wish to tender their Original Notes must, prior to the Expiration Date, either: (a) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address or facsimile number set forth herein, and tender (and not withdraw) their Original Notes, which tender may be made by book-entry transfer to the Exchange Agent’s account at DTC, in which case the Exchange Agent must receive a confirmation of book-entry transfer; or (b) if a tender of Original Notes is to be made through DTC’s ATOP program, cause a book-entry transfer of such Holder’s Original Notes to the account maintained by the Exchange Agent at DTC, and cause a confirmation of such book-entry transfer to be transmitted to the Exchange Agent, including by delivering an “Agent’s Message” (as defined below), in accordance with the procedures for tendering pursuant to ATOP. As used herein, the term “Agent’s Message” means, with respect to any tendered Original Notes, a message transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, stating that DTC has received an express acknowledgment from the tendering participant identified in the message to the effect that, with respect to those Original Notes, the participant has received and agrees to be bound by this Letter of Transmittal and that the Issuers may enforce this Letter of Transmittal against the participant.

Holders whose Original Notes are not immediately available or who cannot deliver their Original Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.”

Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Original Notes validly tendered and not withdrawn and the issuance of the New Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Issuers shall be deemed to have accepted for exchange validly tendered Original Notes when, as and if the Issuers have given notice thereof to the Exchange Agent.

The undersigned has provided the information requested, checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below. Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent.

List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the information should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

Total:

*  Need not be completed if Original Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Original Notes. Tenders of Original Notes will be accepted only in denominations of $2,000 or integral multiples of $1,000 in excess thereof. See Instruction 2.

☐	Check here if tendered Original Notes are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with DTC and complete the following:

Name of Tendering Institution(s):

The Depository Trust Company Account Number:

Transaction Code Number:

☐	Check here if tendered Original Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following (and enclose photocopy of the Notice of Guaranteed Delivery previously sent):

Name of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If Guaranteed Delivery is to be made by Book-Entry Transfer:

Name of Tendering Institution(s):

The Depository Trust Company Account Number:

Transaction Code Number:

☐	Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto and complete the following:

Name:

Address:

☐	Check here if tendered Original Notes are enclosed herewith.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to the Original Notes tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as the agent of the Issuers and as trustee under the indenture for the Original Notes and the New Notes and in the other capacities for the Issuers as set forth in the Prospectus under “The Exchange Offer — Exchange Agent”) with respect to the tendered Original Notes, with full power of substitution and resubstitution, subject only to the right of withdrawal described in the Prospectus, to: (i) deliver certificates representing such Original Notes to, or to the order of, the Issuers, or transfer ownership of such Original Notes on the account books maintained by DTC, together, in any such case, with all accompanying evidence of transfer and authenticity to, or upon the order of, the Issuers upon receipt by the Exchange Agent, as the undersigned’s agent, of the New Notes to be issued in exchange for such Original Notes; (ii) present such Original Notes for transfer, and transfer such Original Notes, on the books of the Company; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Original Notes, and that the Issuers will acquire good, marketable and unencumbered title to the tendered Original Notes, free and clear of all security interests, liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction or proxy of any kind, when the same are accepted for exchange by the Issuers.

The undersigned acknowledges and agrees that the Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission (the “SEC”) issued to unrelated third parties that the New Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such Original Notes directly from the Company for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ businesses and such holders are not engaged in, do not intend to engage in, and have no arrangement or understanding with any person or entity to participate in, the distribution of such New Notes. However, the undersigned acknowledges and agrees that the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

The undersigned Holder hereby represents, warrants and agrees that:

the New Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned or any beneficial owner of the Original Notes tendered hereby;

neither the undersigned Holder nor any beneficial owner of the Original Notes tendered hereby is engaged in, intends to engage in, or has any arrangement or understanding with any person or entity to participate in, a distribution of the New Notes within the meaning of the Securities Act;

neither the undersigned Holder nor any beneficial owner of the Original Notes tendered hereby is an “affiliate” of any of the Issuers within the meaning of Rule 405 promulgated under the Securities Act;

if the undersigned or any beneficial owner of the Original Notes tendered hereby is a broker-dealer, neither the undersigned nor any such beneficial owner purchased the Original Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption from registration under the Securities Act;

if the undersigned or any beneficial owner of the Original Notes tendered hereby is a broker-dealer, the undersigned further represents, warrants and agrees that, if it or such other beneficial owner will receive New Notes for its own account in exchange for Original Notes that were acquired as a result of market-making or other trading activities, the undersigned or such beneficial owner will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of New Notes received in the Exchange Offer; provided, however, that, by acknowledging that you or such beneficial owner, as such a broker-dealer, will deliver, and by delivering, a Prospectus meeting the requirements of the Securities Act in connection with any resale of New Notes, you or such beneficial owner will not be deemed to admit that you are an “underwriter” within the meaning of the Securities Act; and

the undersigned Holder is not acting on behalf of any person or entity that could not truthfully make the foregoing representations, warranties and agreements.

If you cannot make all of the above representations, warranties and agreements, you cannot participate in the Exchange Offer.

The undersigned agrees that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the sale, exchange, assignment and transfer of the Original Notes tendered hereby or to transfer ownership of such Original Notes on the account books maintained by DTC.

The Exchange Offer is subject to the conditions set forth in the section of the Prospectus captioned “The Exchange Offer — Conditions to the Exchange Offer.” The undersigned recognizes that, as a result of these conditions (which may be waived, in whole or in part, by the Issuers), as more particularly set forth in the Prospectus, the Issuers may not be required to accept for exchange any of the Original Notes tendered by this Letter of Transmittal.

For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly tendered Original Notes when, as and if the Issuers have given notice thereof to the Exchange Agent. If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, such unaccepted or non-exchanged Original Notes will be returned to the address shown below the signature of the undersigned or at a different address as may be indicated herein under “Special Delivery Instructions” (or, in the case of tender by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures described in the section of the Prospectus captioned “The Exchange Offer — Book-Entry Transfers; Tender of Notes Using DTC’s Automated Tender Offer Program,” such unaccepted or non-exchanged Original Notes will be credited to an account maintained with DTC) promptly after the expiration or termination of the Exchange Offer.

The Issuers reserve the right in their sole discretion to purchase or make offers for any Original Notes that remain Original subsequent to the Expiration Date or, as set forth in the section of the Prospectus captioned “The Exchange Offer — Expiration Date; Extensions; Amendment,” to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Original Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

Tenders of Original Notes pursuant to any one of the procedures described in the section of the Prospectus captioned “The Exchange Offer — Procedures for Tendering” and herein will,

upon the Issuers’ acceptance of the Original Notes for exchange, constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer. The undersigned also agrees that acceptance of any tendered Original Notes by the Issuers and the issuance of New Notes in exchange therefor shall constitute performance in full by the Issuers of their obligations under the Exchange Offer and the registration rights agreement entered into by the Issuers and the initial purchasers of the Original Notes and that, upon the issuance of the New Notes, the Issuers will have no further obligations or liabilities thereunder (except in certain limited circumstances).

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity, bankruptcy or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in this Letter of Transmittal.

By acceptance of the Exchange Offer, each Holder required to deliver the Prospectus in connection with any resale of the New Notes hereby acknowledges and agrees that, upon receipt of any notice from the Issuers of (i) the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the registration statement of which the Prospectus forms a part or the initiation of any proceedings for that purpose, (ii) the happening of any event during the period the registration statement of which the Prospectus is a part is effective that makes any statement made in such registration statement or the Prospectus untrue in any material respect or that requires the making of any changes in such registration statement or Prospectus in order to make the statements therein not misleading, or (iii) any determination by the Issuers, in the exercise of their reasonable judgment, that (A) it is not in the best interests of the Issuers to disclose a possible acquisition or business combination or other transaction, business development or event involving the Issuers that may require disclosure in the registration statement of which the Prospectus is a part, or (B) obtaining any financial statements relating to an acquisition or business combination required to be included in the registration statement of which the Prospectus is a part would be impracticable, such Holder will forthwith discontinue disposition of New Notes pursuant to the registration statement of which the Prospectus is a part, and the Prospectus, until such Holder’s receipt of the copies of the supplemented or amended Prospectus or notice from the Issuers that dispositions of New Notes pursuant to the registration statement of which the Prospectus is a part may be resumed and, if so directed by the Issuers, such Holder will deliver to the Issuers all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such New Notes that is current at the time of receipt of such notice.

Unless otherwise indicated under “Special Issuance Instructions” below, please issue the certificates representing the New Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not accepted for exchange, in the name(s) of the undersigned (or, in either such event, in the case of Original Notes tendered through DTC, by credit to the account indicated above maintained at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions” below, please send the certificates representing the New Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature, unless, in either event, tender is being made through DTC. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not accepted for exchange in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuers have no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Original Notes from the name of the registered holder(s) thereof if the Issuers do not accept for exchange any of the principal amounts of such Original Notes so tendered.

The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the terms of the Prospectus shall prevail.

The undersigned, by completing the box entitled “Description of Original Notes Tendered” above and signing this Letter of Transmittal, will be deemed to have tendered the Original Notes as set forth in such box above.

PLEASE COMPLETE AND SIGN BELOW
Signature(s):

(If a Holder is tendering any Original Notes, this Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.)

Dated:

Name(s):

(Please Print)

Capacity:

Address:

Telephone Number with Area Code:

Tax Identification or Social Security Number:

(Remember to Complete Accompanying Substitute Form W-9)
MEDALLION SIGNATURE GUARANTEE
(Only if Required — See Instruction 3)
Authorized Signature of Guarantor:

Name:

(Please Print)
Name of Firm:

Address:

Telephone Number with Area Code:

Date:

Place Seal Here:

A. SPECIAL ISSUANCE

INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes not exchanged and/or New Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above, or if Original Notes delivered by book-entry transfer which are not accepted for exchange and/or New Notes are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue New Notes and/or Original Notes to:

Name:

(Please Print)
Address:

(Zip Code)

(Tax Identification or Social Security Number) (See substitute Form W-9 herein)
DTC Account No.:

Check box if New Notes are to be issued to the person indicated above: ☐
Check box if unexchanged Original Notes are to be issued to the person indicated above: ☐
B. SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box entitled “Description of Original Notes Tendered” in this Letter of Transmittal above.

Mail New Notes and/or Original Notes to:
Name:

(Please Print)
Address:

(Zip Code)
(Tax Identification or Social Security Number) (See substitute Form W-9 herein)
Check box if New Notes are to be delivered to the person indicated above: ☐
Check box if unexchanged Original Notes are to be delivered to the person indicated above: ☐

INSTRUCTIONS

Delivery of this Letter of Transmittal and Original Notes; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by Holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption “The Exchange Offer — Book-Entry Transfers; Tender of Notes Using DTC’s Automated Tender Offer Program.” Certificates for all physically tendered Original Notes, or timely confirmation of a book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to 12:00 a.m., New York City time, on the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby may be tendered in whole or in part in of $2,000 or integral multiples of $1,000 in excess thereof. Holders tendering pursuant to DTC’s ATOP program need not complete and deliver this Letter of Transmittal, but by tendering through ATOP, such Holders will have agreed to be bound by all the terms and conditions of this Letter of Transmittal as if such Holders had completed and delivered it.

Holders whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.” Pursuant to such procedures: (i) such tender must be made through an Eligible Institution (as defined below); (ii) on or prior to 12:00 a.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution, a written or facsimile copy of a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuers, setting forth the name and address of the Holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the Eligible Institution will deliver to the Exchange Agent the certificates for all certificated Original Notes being tendered, in proper form for transfer, or a book-entry transfer confirmation, as the case may be, a written or facsimile copy of the Letter of Transmittal or a book-entry transfer confirmation, as the case may be, and any other documents required by this Letter of Transmittal; and (iii) the certificates for all certificated Original Notes, in proper form for transfer, or a book-entry transfer confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

The method of delivery of this Letter of Transmittal, the Original Notes and all other required documents is at the election and sole risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 12:00 a.m., New York City time, on the Expiration Date. No Letter of Transmittal or Original Notes should be sent to the Issuers.

The Issuers will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of this Letter of Transmittal, or facsimile thereof, waives any right to receive any notice of the acceptance of such tender.

Partial Tenders.

Tenders of Original Notes will be accepted only in denominations of $2,000 or integral multiples of $1,000 in excess thereof. If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled “Description of Original Notes Tendered” under “Principal Amount Tendered.” A reissued certificate representing the balance of Original Notes not tendered will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered Holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, or facsimiles thereof, as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered Holder(s) of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any Original Notes not tendered are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered Holder(s) of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder(s) appear(s) on the certificates and signatures on such certificates or bond powers must be guaranteed by an Eligible Institution. Signatures on such certificates or bond powers must be accompanied by such opinions of counsel, certifications and other information as the Issuers may require in accordance with the restrictions on transfer applicable to the Original Notes.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on certificates for Original Notes or signatures on bond powers required by this Instruction must be guaranteed by an Eligible Institution.

Signatures on the Letter of Transmittal need not be guaranteed by an Eligible Institution if the Original Notes are tendered (i) by a registered holder of Original Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC whose name appears on a security position listing as the holder of such Original Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” in this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

Special Issuance and Delivery Instructions.

Tendering Holders of Original Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not tendered or not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification (“TIN”) or Social Security number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY. Holders tendering Original Notes by book-entry transfer may request that Original Notes not tendered or not exchanged be credited to such account maintained at DTC as such

Holder may designate in the box entitled “Special Issuance Instructions.” If no such instructions are given, such Original Notes not tendered or not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

Transfer Taxes.

Tendering Holders of Original Notes will not be obligated to pay any transfer taxes in connection with a tender of their Original Notes for exchange unless a Holder instructs the Issuers to issue New Notes in the name of, or request that Original Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering Holder, in which event the registered tendering Holder will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

Substitute W-9.

Each tendering Holder (or other recipient of any New Notes) is required to provide the Exchange Agent with a correct TIN, generally the Holder’s Social Security or Federal Employer Identification Number, and with certain other information, on Substitute Form W-9, which is provided below, and to certify that the Holder (or other person) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder (or other person) to a $50 penalty imposed by the Internal Revenue Service and federal income tax backup withholding. The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder (or other person) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold federal income tax on all reportable payments at the prescribed rate, if any, until a TIN is provided to the Exchange Agent. If the Original Notes are registered in more than one name or are not in the name of the actual owner, see the section of this Letter of Transmittal entitled “Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9” for information on which TIN to report. The Issuers reserve the right in their sole discretion to take whatever steps are necessary to comply with the Issuers’ obligations regarding backup withholding.

Waiver of Conditions.

The Issuers reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

Although the Issuers intend to notify holders of defects or irregularities with respect to tenders of Original Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

Mutilated, Lost, Stolen or Destroyed Original Notes.

Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

Withdrawal of Tenders.

Tenders of Original Notes may be withdrawn at any time prior to 12:00 a.m., New York City time, on the Expiration Date.

For a withdrawal of a tender of Original Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 12:00 a.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Original Notes to be withdrawn (the “Depositor”); (ii) identify the specific Original Notes to be withdrawn (including the certificate number or numbers and principal amount of such Original Notes); (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to register the transfer of such Original Notes into the name of the person withdrawing the tender; and (iv) specify the name in which any such Original Notes are to be registered, if different from that of the Depositor. Any Original Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such holder promptly after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Original Notes may be tendered again by following the procedures described in the Prospectus under “The Exchange Offer — Procedures for Tendering” at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

Validity of Tenders.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding on all parties. The Issuers reserve the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Issuers’ acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the right to waive any defects or irregularities in, or conditions of, any tenders as to particular Original Notes. The Issuers’ interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal) will be final and binding on all parties.

Requests for Assistance or Additional Copies.

Questions and requests for assistance relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent, at the address and telephone numbers indicated herein.

SUBSTITUTE FORM W-9

REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION PAYER’S

NAME: U.S. BANK NATIONAL ASSOCIATION

PAYEE INFORMATION

(Please print or type)

Individual or business name (if joint account list first and circle the name of person or entity whose number you furnish in Part 1 below):

Check appropriate box: ☐ Individual/Sole proprietor

☐	Corporation
☐	Partnership
☐	Limited Liability Company
☐	Other

Enter the tax classification (D = disregarded entity, C = corporation, P = partnership):

Address (Number, Street and Apt. or Suite No.)

City, State and Zip Code

PART 1: TAXPAYER IDENTIFICATION NUMBER (“TIN”)

Enter your TIN below. For individuals, this is your social security number. For other entities, it is your employer identification number. Refer to the chart on page 1 of the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for further clarification. If you do not have a TIN, see instructions on how to obtain a TIN on page 2 of the Guidelines, check the appropriate box below indicating that you have applied for a TIN and, in addition to the Part 3 Certification, sign the attached Certification of Awaiting Taxpayer Identification Number.

Social Security Number:	-	-

Employer Identification number:	- ,

PART 2: PAYEES EXEMPT FROM BACKUP WITHHOLDING

Check box (See page 2 of the Guidelines for further clarification. Even if you are exempt from backup withholding, you should still complete and sign the certification below):

☐	Exempt

PART 3: CERTIFICATION

Certification instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me).

2.	I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

3.	I am a U.S. person (including a United States resident alien).

Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX “APPLIED FOR” IN PART 1 OF SUBSTITUTE FORM W-9

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a TIN has not been issued to me, and either (i) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN to the payor, the payor is required to withhold and remit to the Internal Revenue Service a percentage (currently 28%) of all reportable payments made to me until I furnish the payor with a TIN.

Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE (WHICH IS CURRENTLY 28%) ON ANY REPORTABLE PAYMENTS MADE TO YOU.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9 PAGE 1

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account		Give the name and SOCIAL SECURITY number of —
1.	An individual’s account	The individual

2.	two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee91)

5.	Sole proprietorship or single-owner LLC owned by an individual	The owner(3)

6.	Disregarded entity not owned by an individual	The owner

For this type of account		Give the name and EMPLOYER IDENTIFICATION number of
7.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, or educational organization account	The organization

10.	partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the second line. You may use your Social Security Number or Employer Identification Number, if you are a sole proprietor, the IRS encourages you to use your Social Security Number.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or by accessing the internet website of the Social Security Administration at www.ssa.gov. or the Internal Revenue Service and apply for a number.

GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

—	An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement account, or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.
—	The United States or any of its agencies or instrumentalities.
—	A state, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities.
—	A foreign government, or any of its political subdivisions, agencies or instrumentalities.
—	An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include the following:
—	A corporation.
—	A foreign central bank of issue.
—	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.
—	A futures commission merchant registered with the Commodity Futures Trading Commission.
—	A real estate investment trust.
—	An entity registered at all times during the tax year under the Investment Company Act of 1940.
—	A common trust fund operated by a bank under section 584(a) of the Code.
—	A financial institution.
—	A middleman known in the investment community as a nominee or custodian.
—	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code. Payments of interest not generally subject to backup withholding include the following:
—	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
—	Payments described in section 6049(b)(5) to non-resident aliens.
—	Payments on tax-free covenant bonds under section 1451.
—	Payments made by certain foreign organizations.
—	Mortgage interest paid to an individual.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENT INCLUDES INTEREST, ALSO SIGN AND DATE THE FORM.

Privacy Act Notice — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty For Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs — If the requester discloses of uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

(this page intentionally left blank)

The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon Trust Company, N.A.

By Mail or Overnight Courier:	By Facsimile:	By Hand Delivery:

c/o The Bank of New York Mellon	c/o The Bank of New York Mellon	c/o The Bank of New York Mellon
111 Sanders Creek Parkway	832.667.9408	111 Sanders Creek Parkway
East Syracuse, NY 13057	Reorganization Section	East Syracuse, NY 13057
Reorganization Section	Attn: Dacia Brown-Jones	Reorganization Section
Attn: Dacia Brown-Jones		Attn: Dacia Brown-Jones
315.414.3349		315.414.3349
Confirm by Telephone:
315.414.3349
For Information Telephone:
315.414.3349